Exhibit 10.29

FOURTH AMENDMENT

TO THE

DATA LICENSE AGREEMENT

AND

TERRITORY LICENSES NO. 1 & 2

BETWEEN

NAVTEQ NORTH AMERICA, LLC

AND

NAVITRAK INTERNATIONAL CORPORATION

This amendment ("Fourth Amendment") to the Data License Agreement and Territory Licenses No. 1 and 2 between Navigation Technologies Corporation ("NTC") and Navitrak International Corporation dated March 30, 2001, which were subsequently assigned by NTC to NAVTEQ North America, LLC (formerly known as Navigation Technologies North American, LLC) is made and entered into by and between the parties effective as of March 30, 2005 ("Effective Date").

1.            Term.   The Expiration Date in the Data License Agreement and Territory Licenses No. 1 and 2 is amended as follows:

Expiration Date:	March 29, 2006

2.            Except as expressly set forth in this Amendment, all of the terms and conditions of the Data License Agreement and Territory Licenses No. 1 and 2 shall remain in full force and effect.

NAVTEQ North America, LLC		Navitrak International Corporation
By:	/s/ Lawrence M. Kaplan	By:	/s/ Joel Strickland
Name:	Lawrence M. Kaplan	Name:	Joel Strickland
Title:	Senior VP & General Counsel	Title:	Chief Executive Officer
Date:	4-29-05	Date:	April 29, 2005

D/LVK/786067.1